Exhibit 10.17

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is made on this 11 day of April, 2002 by Health & Nutrition Systems International, Inc., a Florida corporation ("HNS") in favor of Garden State Nutritionals, a division of Vitaquest International Inc., a Delaware corporation located at 8 Henderson Drive, West Caldwell, New Jersey ("GSN") under that certain Promissory Note (as hereinafter defined).

         WHEREAS, HNS has delivered to GSN that certain promissory note with an aggregate principal amount of Seven Hundred Thousand Dollars ($700,000) of even date herewith, a copy of which is attached hereto as Exhibit "A" (the "Promissory Note"); and has agreed to enter into an Exclusive Manufacturing Agreement, appended hereto as Exhibit "B".

         WHEREAS, HNS has agreed to provide security for the obligations under the Promissory Note;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. GRANT OF SECURITY INTEREST.

                  (a) As security for the repayment of sums due under the Promissory Note, HNS hereby grants to GSN a security interest under the Uniform Commercial Code (as in effect on the date hereof and as amended from time to time hereafter) of the State of Florida (the "UCC") in all tangible and intangible assets of the HNS and all intellectual property of HNS (all as more fully described on Schedule A to this Agreement) and (iii) proceeds of all or any of the items described in items (i) and (ii) of this Section 1 (collectively the "Collateral"). HNS shall not move the Collateral or HNS's headquarters offices outside the State of Florida without first giving GSN 30 days' prior notice.

                  (b) Notwithstanding anything herein to the contrary, HNS shall be entitled to, without consent from or notice to GSN, use and dispose of the Collateral in the ordinary course of its business, including but not limited to the granting of licenses to any third party.

         2. DEFAULTS AND REMEDIES. HNS shall be in default hereunder upon, and only upon, the failure of Borrower to make three (3) consecutive quarterly principal payments in accordance with the terms of the Promissory Note (a "Default"). Upon the occurrence of a Default, GSN shall have and may exercise all rights and remedies available to GSN under the UCC, subject to the terms of this Security Agreement.

         3. NOTICES. All notices, demands and other communications required or permitted hereunder shall be in a writing and shall be deemed to have been duly given, when delivered by hand or five (5) days after deposit in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, as follows:

         If to the HNS:                     3750 Investment Lane, Suite 5
                                            West Palm Beach, FL 33407
                                            Attn: Chris Tisi, President and
                                            Chief Executive Officer

         With copy to:                      Greenberg Traurig, P.A.
                                            777 South Flagler Drive, Suite 300E
                                            West Palm Beach, FL 33401
                                            Attn:  Denise G. Reeder, Esq.

         or, if to the GSN                  c/o Vitaquest International Inc.
                                            8 Henderson Drive
                                            West Caldwell, New Jersey
                                            Attn:  Scott Yagoda, General Counsel

or to such other address as any party hereto may from time to time designate in writing delivered in a like manner.

         4. FINANCING STATEMENTS. HNS shall execute all appropriate financing statements, and amendments thereto, to be filed with the Secretary of State of Florida as GSN may reasonably request from time to time to evidence the security interest granted hereunder. Upon the full and final payment of all amounts due under the Promissory Note, the parties hereto will cause a termination statement to be prepared and filed terminating the security interest created hereunder.

         5. MISCELLANEOUS.

a. This Security Agreement shall become effective as of the date hereof and shall continue in full force and effect so long as any balance remains outstanding under the Promissory Note.

b. No amendment, modification or waiver of any provision hereof shall be effective unless it is in a writing and signed by HNS, in the case it is to be enforced against the HNS, or GSN, in the case it is to be enforced against GSN.

c. This Security Agreement may be signed in counterparts, which taken together shall constitute one instrument.

d. No waiver of any provision hereunder shall act or be construed as a continuing waiver of any provision hereof.

e. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, heirs and personal representatives. Any provision hereof which is prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Security Agreement or the validity or enforceability of such provision in any other jurisdiction.

f. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF the undersigned has duly executed this Security Agreement as of the date first above written.

                              Health & Nutrition Systems International, Inc., a Florida corporation

                              /s/ Christoper Tisi
                              --------------------
                              Christopher Tisi
                              President and Chief Executive Officer

                                   SCHEDULE A


                 HEALTH & NUTRITION SYSTEMS, INTERNATIONAL, INC.
                   STATUS OF PENDING AND REGISTERED TRADEMARKS
                                  APRIL 1, 2002


 -------------------------------------------------------------------------------------------------------------------------

 OUR                                  SERIAL NO./        DATE FILED/
 REF.              MARK               REG NO.            REG. DATE:         STATUS
 -------------------------------------------------------------------------------------------------------------------------
 2196.001          THIN TAB           75/367,999         10/093/97          U.S. Trademark Reg. No. 2,198,376,
                                                                            registered October 20, 1998
 -------------------------------------------------------------------------------------------------------------------------

 2196.003          THIN SHAKE         75/626,392         01/25/97           Pending, approved for publication; await
                   AND DESIGN                                               publication date from Trademark Office
 -------------------------------------------------------------------------------------------------------------------------

 2196,004          THIN TAB           75/705,603         06/05/00           Pending, approved for publication; await
                   CARB                                                     publication date from Trademark Office
                   BLOCKER
 -------------------------------------------------------------------------------------------------------------------------

 2196.005          ON THE             2,491,296          09/18/01           Registered
                   MOVE
 -------------------------------------------------------------------------------------------------------------------------

 2196.006          CARB               2,451,931          05/15/01           Registered
                   CUTTER
 -------------------------------------------------------------------------------------------------------------------------

 2196.007          COME               75/875,788         12/21/00           Notice of Allowance issued 01/16/01;
                   TOGETHER                                                 registration imminent (Statement of use or
                                                                            further Ext. due by 7/16/02)
 -------------------------------------------------------------------------------------------------------------------------

 2196.008          I CHEAT            75/939,009         03/08/00           Pending, approved for publication; await
                                                                            publication date from Trademark Office
 -------------------------------------------------------------------------------------------------------------------------

 2196.010          JOINT LUBE         76/097~459         07/24/00           Office Action dated 10/29/01; Response to
                                                                            Office Action due: 4/29/02
 -------------------------------------------------------------------------------------------------------------------------

 2196.011          DO YOU CHEAT?      76/081,818         07/03/00           Published by Trademark Office on 1/22/02; if
                                                                            no opposition filed, mark will register
 -------------------------------------------------------------------------------------------------------------------------

 2196012           WE CHEAT           76/082,098         07/03/00           Pending, approved for publication; await
                                                                            publication date from Trademark Office
 -------------------------------------------------------------------------------------------------------------------------

 2(96.013          FAT DROPS          76/082,384         07/03/00           Exts. filed by other party to file
                                                                            Opposition against mark
 -------------------------------------------------------------------------------------------------------------------------

 2196.015          CARB               76/373,492         02/2202            Newly filed application; await
                   BLOCKER                                                  correspondence from Trademark Office
 -------------------------------------------------------------------------------------------------------------------------

 2196.000          ACUTRIM            1,266,820          02/14/84           Registered / Ownership acquired by Contract
                                                                            dated 01/12/2001
 -------------------------------------------------------------------------------------------------------------------------
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